Flux Power, Inc.

Financial Statements

For the nine month periods ended March 31, 2012 and 2011

Flux Power, Inc.

Contents

Financial Statements

Balance Sheets as of March 31, 2012 (Unaudited) and June 30, 2011 (Audited)	3

Statements of Operations (Unaudited)	4

Statements of Cash Flows (Unaudited)	5

Notes to Financial Statements	6-17

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Flux Power, Inc.

Balance Sheets

in thousands, except share amounts

	March 31,	June 30,
	2012	2011
	(Unaudited)	(Audited)

Assets

Current Assets
Cash	$141	$240
Accounts receivable	39	41
Inventories	1,661	1,974
Prepaid inventory	987	55
Other current assets	39	54

Total current assets	2,867	2,364

Fixed assets - net	141	105

Total Assets	$3,008	$2,469

Liabilities and Stockholders' Deficit

Current Liabilities
Accounts payable	$302	$9
Accrued expenses	168	87
Customer deposits	1,050	209
Customer deposits from related party	996	367
Deferred revenue	629	1,802
Stockholder notes payable	-	1,030

Total current liabilities	3,145	3,504

Long Term Liabilities
Stockholder notes payable	750	-

Total long term liabilities	750	-

Stockholders' Deficit
Common stock; no par value; 100,000,000 shares authorized; 12,764,228 shares issued and outstanding at March 31, 2012 and 11,500,000 issued and outstanding at June 30, 2011	2,115	850
Additional paid-in capital	80	58
Accumulated deficit	(3,082)	(1,943)

Total Stockholders' Deficit	(887)	(1,035)

Total Liabilities & Stockholders' Deficit	$3,008	$2,469

See accompanying notes to unaudited financial statements

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Flux Power, Inc.

Statements of Operations (Unaudited)

in thousands

	For the nine months ended
	March 31, 2012	March 31, 2011

Revenues (of which $335 and $149, respectively, is from a related party)	$3,008	$583

Cost of sales	2,431	473

Gross Profit	577	110

Selling, general, and administrative	1,271	774
Research and development	400	316

Total Operating Expenses	1,671	1,090

Interest expense	45	25

Net Loss	$(1,139)	$(1,005)

See accompanying notes to unaudited financial statements

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Flux Power, Inc.

Statements of Cash Flows (Unaudited)

in thousands

For the nine months ended March 31,	2012	2011

Cash Flows From Operating Activities:
Net loss	$(1,139)	$(1,005)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	23	16
Stock-based compensation	22	58
Increase (decrease) in cash resulting from changes in:
Accounts receivable	2	-
Inventories	313	(1,703)
Prepaid inventory	(932)	482
Other current assets	15	(3)
Accounts payable	293	41
Accrued expenses	165	8
Customer deposits	841	(508)
Customer deposits from related party	629	58
Deferred revenue	(1,173)	2,098

Net cash used in operating activities	(941)	(458)

Cash Flows From Investing Activities:
Purchases of equipment	(58)	(14)

Net cash used in investing activities	(58)	(14)

Cash Flows From Financing Activities:
Proceeds from issuance of stockholder notes payable	900	680

Net cash provided by financing activities	900	680

Net (decrease) increase in cash	(99)	208

Cash — Beginning of period	240	67

Cash — End of period	$141	$275

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Interest	$-	$-
Income taxes	$-	$-

Supplemental Disclosures of Noncash Investing and Financing Activities:
Issuance of common stock for stockholder notes payable and accrued interest	$1,264	$-

See accompanying notes to unaudited financial statements

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Flux Power, Inc.

Notes to Financial Statements

1. Nature of Operations	Flux Power, Inc. (“the Company” or “Flux”) was founded in 2009 in the state of California to design, develop and sell rechargeable advanced energy storage systems. The Company has structured its business around its core technology, “The Battery Management System” (“BMS”). The Company’s BMS provides three critical functions to their battery systems: cell balancing, monitoring and error reporting. Using its proprietary management technology, the Company is able to offer complete integrated energy storage solutions or custom modular standalone systems to their clients. The Company also developed a suite of complementary technologies and products that accompany their core products. Sales during the nine month periods ended March 31, 2012 and 2011, were primarily to customers located throughout the Unites States.

2. Liquidity	As of March 31, 2012 the Company had an accumulated deficit of approximately $3,082,000 and working capital deficit of approximately $278,000. The Company has evaluated the expected cash requirements over the next twelve months, which includes, but is not limited to, investments in additional sales and marketing and product development resources, capital expenditures, and working capital requirements. The Company believes it has sufficient funds for the next twelve months from the balance sheet date, as it expects to cover its anticipated operating expenses through cash on hand, additional customer billings, a minimum $1,000,000 commitment from Baytree Capital (See Note 9), and borrowings under its stockholder note payable.

The Company expects to require additional financing in the future. The timing of the Company’s need for additional capital will depend in part on its future operating performance in terms of revenue growth and the level of operating expenses maintained.

A majority shareholder has historically agreed to support the Company through loan agreements. During October 2011, the Company entered into a new note payable with this shareholder for up to $1,000,000, maturing in September 2013. See Note 7. In addition, the Company expects to complete a private placement in June 2012, $1,000,000 of which has been committed in conjunction with the closing of the reverse merger. See Note 9. However, there is no guarantee the Company will be able to obtain additional funds in the future or that funds will be available on terms acceptable to the Company. If such funds are not available, management will be required to curtail its investments in additional sales and marketing and product development resources, and capital expenditures, which may have an adverse effect on the Company’s future cash flows and results of operations, and its ability to fund operations.

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Flux Power, Inc.

Notes to Financial Statements

3. Summary of Significant Accounting Policies	A summary of the Company’s significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

Fair value of financial instruments	The carrying values of accounts receivable, accounts payable, notes payable and accrued liabilities approximate fair value due to the short maturity of these instruments.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. The Company has used significant estimates in its determination of the reserve for inventory, sales returns, and warranty claims. Accordingly, actual results could differ from those estimates.

Accounts receivable and customer deposits	Accounts receivable are carried at their estimated collectible amounts. The Company generally requires advance deposits from its customers prior to shipment of the ordered products.

The Company has not experienced collection issues related to its accounts receivable, and has not recorded an allowance for doubtful accounts at March 31, 2012 or June 30, 2011.

Inventories and prepaid inventory	Inventories consist primarily of battery management systems and the related subcomponents, and are stated at the lower of cost (first-in, first-out) or market. Prepaid inventory represents deposits made by the Company for inventory purchases. The Company evaluates inventories to determine if write-downs are necessary due to obsolescence or if the inventory levels are in excess of anticipated demand at market value based on consideration of historical sales and product development plans. There were no write-downs of inventory determined necessary during the nine months ended March 31, 2012 and 2011.

Fixed assets	Fixed assets are stated at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives, ranging from three to ten years, of the related assets or, in the case of leasehold improvements, over the lesser of the useful life of the related asset or the lease term.

Stock-based compensation

The Company accounts for stock-based compensation in accordance with the authoritative guidance for share-based payments and for equity instruments issued to employees and non-employees, as applicable. The fair market value of stock options is estimated using the Black-Scholes option pricing model.

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Flux Power, Inc.

Notes to Financial Statements

Stock-based compensation, cont’d	The fair value of the stock options granted is recognized as expense over the requisite service period, using the straight-line method.

Revenue recognition	The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, price is fixed or determinable and collectability of the selling price is reasonably assured. Delivery occurs when risk of loss is passed to the customer, as specified by the terms of the applicable customer agreements.

When an implied right of return exists, the Company recognizes revenue on the sell through-method. Under this method, revenue is not recognized upon delivery of the inventory components. Instead, the Company records deferred revenue upon delivery and recognizes revenue when the inventory components are sold through to the end user.

The Company evaluates its exposure to sales returns and warranty issues based on historical information. The Company did not record an allowance for sales returns or warranty issues during the nine month periods ended March 31, 2012 and 2011.

Shipping and handling costs	The Company records shipping and handling costs charged to customers as revenue and shipping and handling costs to cost of sales as incurred.

Impairment of long-lived assets	In accordance with authoritative guidance for the impairment or disposal of long-lived assets, if indicators of impairment exist, the Company assesses the recoverability of the affected long-lived assets by determining whether the carrying value of such assets can be recovered through the undiscounted future operating cash flows.

If impairment is indicated, the Company measures the amount of such impairment by comparing the carrying value of the asset to the present value of the expected future cash flows associated with the use of the asset. The Company believes the future cash flows to be received from the long-lived assets in use will exceed the assets carrying values, and accordingly the Company has not recognized any impairment losses during the nine month periods ended March 31, 2012 and 2011.

Research and development	The Company is actively engaged in new product development efforts. Research and development cost relating to possible future products are expensed as incurred.

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Flux Power, Inc.

Notes to Financial Statements

New accounting standards

The FASB has issued ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Coinciding with the release of ASU No. 2011-11, the International Accounting Standards Board (IASB) has issued Disclosures - Offsetting Financial Assets and Financial Liabilities (Amendments to International Financial Reporting Standards 7). This amendment requires disclosures about the offsetting of financial assets and financial liabilities common to those in ASU 2011-11. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented.  The Company does not expect the adoption of this pronouncement to have a material impact on its consolidated financial statements.

In May 2011, the FASB amended its authoritative guidance related to fair value measurements to provide a consistent definition and measurement of fair value, as well as similar disclosure requirements between accounting principles generally accepted in the United States of America and International Financial Reporting Standards. This guidance clarifies the application of existing fair value measurement and expands the existing disclosure requirements. This guidance becomes effective for annual periods beginning after December 15, 2011. This guidance is not expected to have a material impact on the Company’s results of operations, financial position or cash flows.

4. Commitments and Contingencies	On July 1, 2010, the Company entered into a cancelable lease for its office space. The lease provided for monthly payments of approximately $13,000, expired on June 30, 2011, and was renewed for one year on July 1, 2011. In July of 2011 the Company entered into a sublease with a related party for approximately $6,600 per month for a portion of this space. The sublease was terminated on January 1, 2012. The Company recorded rent expense during the nine months ended March 31, 2012 and 2011, of approximately $66,000 and $106,000, respectively.

In March 2011, the Company entered into a brokerage agreement with a management consulting firm to provide investors to the Company. The term of the agreement was for a period of one year. The compensation to the consulting firm includes a monthly fee with additional compensation based on a percentage of the amount raised, and includes an equity component in the form of warrant coverage. The Company recorded expense of $13,000 and $4,000 related to the brokerage agreement during the nine month periods ended March 31, 2012 and 2011, respectively.

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Flux Power, Inc.

Notes to Financial Statements

In August 2011, the Company entered into an agreement and term sheet with an entity that provides for the entity to assist the Company in its merger efforts with a public company. The agreement and term sheet expired during February 2012 and it obligated the Company to pay legal expenses of the investors not to exceed $25,000 and due diligence expenses of the entity of $15,000.

5. Stockholders’ Equity	At March 31, 2012 the Company had 100,000,000 shares of common stock authorized for issuance.

In December 2011, the outstanding notes payable were converted into 1,264,228 shares of common stock at a conversion price of $1.00 per share. See Note 7.

Holders of common stock are entitled to receive dividends, when, as, and if declared by the Board of Directors, out of any assets legally available to the Company. Dividends are declared and paid in an equal per-share amount on the outstanding shares of each series of common stock. During the nine month periods ended March 31, 2012 and 2011, the Board of Directors neither declared nor paid common stock dividends to shareholders.

Stock-based compensation	The Company is authorized to issue 2,000,000 shares of Common Stock under the Company’s 2011 Stock Option Plan (the “Plan”).

The Plan authorizes the granting of stock options to employees, directors and consultants at exercise prices determined by the Board of Directors.

The Company uses the Black-Scholes valuation model to calculate the fair value of stock options. The fair value of stock options was measured at the grant date using the assumptions in the table below:

	Employee	Non-Employee
Expected volatility	100%	100%
Risk-free interest rate	0.81% to 2.14%	0.96% to 3.03%
Forfeiture rate	5%	5%
Dividend yield	0%	0%
Expected term (yrs)	5	10

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Flux Power, Inc.

Notes to Financial Statements

Stock-based compensation, cont’d	Using the weighted average assumptions described above, the weighted average fair value of options granted to employees and non-employees during the nine months ended March 31, 2012 and 2011 was $0.45 and $0.09, respectively.

During the nine month period ended March 31, 2012, total stock-based compensation expense included in the statement of operations was approximately $22,000. Approximately $18,000 of this expense was recorded to selling, general and administrative expense and approximately $4,000 was recorded to research and development expense.

During the nine month period ended March 31, 2011, total stock-based compensation expense included in the statement of operations was approximately $58,000. $22,000 of this expense was recorded to general and administrative expense and approximately $36,000 was recorded to research and development expense.

The Company has a 100% valuation allowance recorded against its deferred tax assets; therefore, the stock-based compensation has no tax effect on the statements of operations.

6. Income Taxes	The Company maintains deferred tax assets that reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. These deferred tax assets include net operating loss carryforwards, deferred revenue and stock-based compensation. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers projected future taxable income and planning strategies in making this assessment. Based on the level of historical operating results and projections for the taxable income for the future, the Company has determined that it is more likely than not that the deferred tax assets will not be realized. Accordingly, the Company has recorded a valuation allowance to reduce deferred tax assets to zero. There can be no assurance that the Company will ever be able to realize the benefit of some or all of the federal and state loss carryforwards, either due to ongoing operating losses or due to ownership changes, which limit the usefulness of the loss carryforwards.

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Flux Power, Inc.

Notes to Financial Statements

7. Related Party Transactions

Revolving notes payable – stockholder	The Company had a $400,000 (Inventory Funding Loan) revolving note payable with a stockholder. The note had a stated interest rate of 8% per annum and was for inventory purchases. Interest accrued daily and was payable upon maturity or conversion as amended. Advances on the note were collateralized by substantially all assets of the Company. At March 31, 2012 and June 30, 2011, the outstanding balance on the note was $0 and $200,000, respectively.

The Company has executed another revolving note payable (Operating Capital Loan) in the amount of $1,000,000, due to the same stockholder. The note matured in May 2012 and bore interest at 8% per annum. The purpose of this note was to provide bridge capital for operating expenses until the next round of financing. Advances on the note are collateralized by substantially all of the assets of the Company. As of March 31, 2012 and June 30, 2011, the balance outstanding was $0 and $830,000, respectively.

In August 2011, the Company amended the terms of both the Inventory Funding and Operating Capital notes payable to provide for conversion of the notes payable into shares of the Company’s common stock based on the Company’s next open round of financing.

In September 2011, the Company entered into an additional note payable (Short-Term Loan) agreement with the same stockholder for $150,000. The note matured in May 2012 and bore interest at 8% per annum as amended, and is convertible into the Company’s equity securities upon completion of the Company’s next round of financing.

In December 2011, the full outstanding balance of $1,180,000 of principal on the Inventory Funding Loan, Operating Capital Loan and Short-Term notes payable and $84,228 of accrued interest on these notes were converted into 1,264,228 shares common stock at a conversion price of $1.00 per share.

In October 2011, the Company entered into a new revolving promissory note agreement (Secondary Operating Capital) with the same stockholder for $1,000,000. The revolving promissory note bears interest at 8%, is due September 30, 2013, as amended, and is secured by substantially all of the assets of the Company. As of March 31, 2012 the balance outstanding was $500,000.

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Flux Power, Inc.

Notes to Financial Statements

Revolving notes payable – stockholder, cont’d	In March 2012 the Company entered into a note payable (Short-Term Loan) agreement with the same stockholder for $250,000. The note matures in March 2014 and bears interest at 8% per annum.

Company owned by officer	Flux had various transactions during the nine month periods ended March 31, 2012 and 2011, with a company founded and 35% owned by Flux’s Chief Executive Officer who is also one of Flux’s majority shareholders.

During the nine month periods ended March 31, 2012 and 2011, Flux sold approximately $335,000 and $149,000, respectively, of product to this company. The customer deposits balance received from this company at March 31, 2012 and June 30, 2011, is approximately $996,000 and $367,000, respectively. There were no receivables outstanding from this company as of March 31, 2012. As of June 30, 2011, receivables of $29,000 were outstanding from this company.

In July of 2011 the Company entered into a sublease with this company for approximately $6,600 per month for a portion of this space. The sublease was terminated on January 1, 2012.

During the nine month periods ended March 31, 2012 and 2011, this company reimbursed $53,000 and $7,000, respectively, to Flux under this sublease agreement.

Customer	During the nine month periods ended March 31, 2012 and 2011, the Company sold approximately $1,000 and $29,000, respectively, of product to a company owned by another one of the Company’s major shareholders who is the Company’s former Chief Technology Officer. There were no receivables outstanding from this customer as of March 31, 2012 and June 30, 2011.

Vendor	During 2009, the Company entered into a cancelable Term Sheet agreement (the “Term Sheet Agreement”) with a company owned by another one of the Company’s major shareholders. Pursuant to the Term Sheet Agreement, the Company was appointed as a distributor of this company’s battery charging products allowing the Company to sell the products either separately or as part of an energy storage solution. Additionally, the Company was required to develop software to enable communication between the parties’ respective products which entitles the Company to royalties for any such units sold by the related entity. During the term of the Term Sheet Agreement the Company may purchase the products at the then current price list for distributors. Further, under the terms of the Term Sheet Agreement, if the company sells its products to a different distributor Flux Power Inc. is entitled to a distribution fee equal to 20% of the company’s gross profits on such sale. This distribution fee and royalties are capped at a total of $200,000. The products defined in the term sheet were assigned to a different company that is owned by the same major shareholder, on September 1, 2010. The Term Sheet Agreement expired pursuant to its terms on April 1, 2011. During the nine month periods ended March 31, 2012 and 2011, the Company purchased approximately $52,000 and $35,000 of prototype products that are not subject to the distribution fee or royalties pursuant to the Term Sheet Agreement.

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Flux Power, Inc.

Notes to Financial Statements

During 2010 the Company entered into a cancelable Manufacturing Implementation Agreement (the “Manufacturing Agreement”) with the same company. Pursuant to the terms of the Manufacturing Agreement, this company has been granted a right of first refusal to manufacture our battery management system. The Manufacturing Agreement expires on August 1, 2014. During the nine month periods ended March 31, 2012 and 2011, the Company paid approximately $258,000 and $130,000, respectively, to this company pursuant to the Manufacturing Agreement.

8. Concentrations

Credit risk	Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and unsecured trade accounts receivable. The Company maintains cash balances at a financial institution in San Diego, California. Accounts at this institution are secured by the Federal Deposit Insurance Corporation. At times, balances may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes that the Company is not exposed to any significant credit risk with respect to its cash.

Customer-related party	During the nine month periods ended March 31, 2012 and 2011, the Company had one related party major customer that accounted for 11% and 26%, respectively, of the Company’s total sales.

Customer	During the nine month period ended March 31, 2012 the Company had three major customers that combined represented 76% of the Company’s total sales. During the nine month period ended March 31, 2011, the Company had one major customer that accounted for 11% of the Company’s total sales. There were no receivables outstanding from these major customers as of March 31, 2012 and June 30, 2011, respectively.

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Flux Power, Inc.

Notes to Financial Statements

Vendor	During the nine month periods ended March 31, 2012 and 2011, the Company had one major vendor that represented 53% and 79%, respectively, of the Company’s total purchases. There were no payables that were owed to this vendor as of March 31, 2012 and June 30, 2011, respectively. Although there are a limited number of manufacturers which could produce the battery management systems, management believes other manufacturers could produce the products on comparable terms. A change in manufacturer, however, could cause a delay in manufacturing and adversely affect results.

9. Subsequent Events	On May 18, 2012, Lone Pine Holdings Inc.(LPHI) entered into a certain Securities Exchange Agreement (“Exchange Agreement”) with Flux Power, Inc., a California corporation (the “Flux Power”) and its shareholders, Mr. Christopher Anthony, Esenjay Investments LLC, and Mr. James Gevarges (collectively the “Flux Shareholders”), pursuant to this agreement LPHI agreed to purchase 100% of the issued and outstanding shares of common stock of Flux Power from the Flux Shareholders in exchange for 37,714,514 newly issued shares LPHI common stock (“Exchange Shares”) based on an exchange ratio of 2.9547039 (“Share Exchange Ratio”), subject to the satisfaction of closing conditions set forth in the Exchange Agreement (the “Closing”).

In addition to the satisfaction of certain customary closing conditions set forth in the Exchange Agreement, the Closing is subject to additional conditions, which includes among other things, (a) a certificate executed by LPHI’s President confirming that the amount of LPHI’s outstanding liabilities do not exceed $1,000, (b) the resignation of Mr. Gianluca Cicogna Mozzoni as LPHI’s sole officer and sole director, effective on the tenth day following the mailing of an information statement by LPHI, to LPHI shareholders that complies with the requirements of Section 14(f) of the Securities Exchange Act of 1934, (c) the appointment of Messrs. Chris Anthony, James Gevarges and Michael Johnson as LPHI’s directors to fill vacancies on our board of directors, (d) the appointment of Mr. Anthony as LPHI’s Chairman, Chief Executive Officer and President, Mr. Jackson as LPHI’s Chief Financial Officer, and Mr. Miller as LPHI’s Secretary, (e) the adoption and approval of an amended and restated bylaws in the form substantially approved by Flux Power, (f) LPHI’s name change to Flux Power Holdings, Inc., (g) the execution of an Advisory Agreement with Baytree Capital Associates, LLP, LPHI’s affiliate which owns 2,285,000 shares of LPHI common stock (“Baytree Capital”) pursuant to which Baytree Capital will provide LPHI with business and consulting services for 24 months in exchange for 100,000 restricted shares of our newly issued common stock at the commencement of each six month period in return for its services, which shares will have piggy-back registration rights, and a warrant to purchase 1,837,777 restricted shares of our common stock for a period of 5 years at an exercise price of $.41 per share, and (h) confirmation that LPHI is prepared to file a Form 8-K within the time allotted by Form 8-K and that the draft of the Form 8-K complies as to form with the requirements of Form 8-K. In addition, as part of the Exchange Agreement, each of the Flux Shareholders will agree not to offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Exchange Shares or securities convertible into or exercisable or exchangeable into our common stock for a period of 18 months from the Closing, except during the period after the first anniversary of the Closing and a period of 6 months thereafter, in such an amount which constitutes less than 3% in the aggregate of such Flux Shareholder’s beneficial ownership of our common stock per month.

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Flux Power, Inc.

Notes to Financial Statements

9. Subsequent Events, Cont’d	The Exchange Agreement contemplates, among other things, that after the Closing (1) Flux Shareholders will collectively own approximately 91% of the issued and outstanding shares of LPHI’s common stock immediately after the Closing, (2) Flux Power will become our wholly-owned operating subsidiary, (3) we will assume the Flux Power 2010 Option Plan (“Plan”) and all of the stock options of Flux Power outstanding as of the Closing, whether or not exercised and whether or not vested, in a manner that complies with Sections 424(a) and 409A of the Internal Revenue Code, and such assumed options will continue to have, and be subject to, substantially the same terms and conditions as set forth in the Plan and the stock option agreement pursuant to which they were originally granted, with the exception that shares issuable upon exercise of the assumed options shall be shares of our common stock, and the exercise price and number of shares subject to the assumed options shall be adjusted pursuant to the Share Exchange Ratio, (4) Baytree Capital will use their best efforts to conduct a private placement of LPHI’s securities in an unregistered offering to accredited investors to purchase up to 8 Units, at a price of $500,000 per Unit, with each Unit consisting of 1,207,185 shares of LPHI’s common stock and 241,437 5 year warrants to purchase one share of LPHI’s common stock at an exercise price of $0.41 per share (the “Private Placement”), of which Baytree Capital, its designees or assigns, has committed to investing at least $1,000,000 in the Private Placement, and with the anticipation that the closing of the Private Placement will occur in the amount of at least $3,000,000 on or before June 15, 2012, with any remaining unsold portions of the Private Placement to close on or before June 30, 2012. The securities offered and sold in the Private Placement will not be or have not been registered under the Securities Act of 1933, as amended (“Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

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Flux Power, Inc.

Notes to Financial Statements

9. Subsequent Events, Cont’d	The Company completed the closing of the Exchange Agreement on June 14, 2012, under the terms disclosed above, and as of June 18, 2012, the private placement efforts are ongoing.

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